UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
     ----------------------------------------------------------------------

                Date of Report (Date of earliest event reported):
                         March 17, 2006 (March 17, 2006)


                         Commission file number: 0-22773


                            NETSOL TECHNOLOGIES, INC.
        (Exact name of small business issuer as specified in its charter)


    NEVADA                                                       95-4627685
(State or other Jurisdiction of                            I.R.S. Employer NO.)
Incorporation or Organization)


              23901 Calabasas Road, Suite 2072, Calabasas, CA 91302
               (Address of principal executive offices) (Zip Code)


                         (818) 222-9195 / (818) 222-9197
           (Issuer's telephone/facsimile numbers, including area code)

Item 4.01 Changes in Registrant's Certifying Accountant.


Effective on March 17, 2006, Kabani & Company, Certified Public Accountants who acts as the Company's principal auditor has agreed to provide audit and review services to the Company's subsidiaries in Pakistan, for the purpose of reporting on the consolidated financial statements of the Company, commencing on March 31, 2006.. Kabani & Company replaces Saeed Kamran Patel & Co., Chartered Accountants, who has resigned in this scope. The change of the subsidiary's accountant was approved by the audit committee of the board of directors. We have contacted Saeed Kamran Patel & Co, Chartered Accountants regarding this replacement and there are no disagreements between us and Saeed Kamran Patel & Co., whether resolved or not resolved, on any matter of accounting principles or practices, financial statements disclosures or auditing scope or procedure, which would cause them to make reference to the subject matter of a disagreement in connection with their report in the last two years. Saeed Kamran Patel & Co.'s report on our subsidiary's financial statements does not contain any adverse opinions or disclaimers of opinions and is not qualified or modified as to uncertainty, auditing scope or accounting principles

Prior to engaging the new accountant, we did not consult with it regarding any accounting or auditing concerns stated in Item 304(a)(2) of Regulation S-B.

We have provided Saeed Kamran Patel & Co with a copy of the disclosure provided within this caption of this report and they have advised the Commission as to whether it agrees or disagrees with the disclosure made therein.

A copy of their response is attached hereto and incorporated herein by this reference.


Exhibits

16. Response of Saeed Kamran Patel & Co.

                                   SIGNATURES


In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NETSOL TECHNOLOGIES, INC.


Date:    March 16, 2006                              /s/ Naeem Ghauri
                                                    ---------------------------
                                                       NAEEM GHAURI
                                                       Chief Executive Officer


Date:    March 16, 2006                              /s/  Tina Gilger
                                                    ---------------------------
                                                       TINA GILGER
                                                       Chief Financial Officer

                                   EXHIBIT 16

                    LETTER ON CHANGE IN CERTIFYING ACCOUNTANT

            LETTER DATED March 16, 2006 FROM SAEED KAMRAN PATEL & CO.

March 16, 2006

Securities Exchange Commission
100 F Street NE
Washington, DC 20549

Dear Sir or Madam:

Re: NetSol Technologies, Inc..
------------------------------

We have read the statements about our firm included under Item 4.01 of the Form 8-K of NetSol Technologies, Inc. dated March 16, 2006 and we are in agreement with the statements concerning our firm in such Form 8-K.

/s/ Saeed Kamran Patel & Co., Chartered Accountants

Saeed Kamran Patel & Co., Chartered Accountants